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                                                                    Exhibit 10.3

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Lauri Hanover, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of NICE-Systems Ltd. on Form 20-F for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of NICE-Systems Ltd.


June 26, 2003


                                      By:     /s/
                                      Name: Lauri Hanover
                                      Title: Corporate Vice President and
                                             Chief Financial Officer